UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 May 19, 2003
               Date of Report (Date of Earliest Event Reported)


                              SPORT CHALET, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                     0-20736                     95-4390071
   (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                       Identification Number)
    incorporation)


                             One Sport Chalet Drive
                           La Canada, California 91011
               (Address of principal executive offices) (Zip Code)

                                 (818) 949-5300
              (Registrant's telephone number, including area code)


                               839 Houseman Street
                         La  Canada,  California  91011
          (Former name or former address, if changed since last report)



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Item 7.     Financial Statements, Pro Forma Financial Information and  Exhibits.
-------     -------------------------------------------------------------------

            (a)   Financial Statements of Business Acquired.

                  None.

            (b)   Pro Forma Financial Information.

                  None.

            (c)   Exhibits

            99.1 Press release dated May 19, 2003: "Sport Chalet Reports Fourth Quarter, Year End Results and Expansion Plans into Northern California."



Item 9.     Regulation FD Disclosure.
-------     -------------------------

On May 19, 2003, the Registrant issued a press release regarding its financial results for the fourth quarter and year ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information regarding the Registrant's financial results furnished under this "Item 9. Regulation FD Disclosure" is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 34-47583.

The  information  in this Form 8-K shall not be deemed  "filed" for  purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.


















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




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 22, 2003                  SPORT CHALET, INC.


                                      By /s/ Howard K. Kaminsky
                                         ________________________________
                                           Howard K. Kaminsky,
                                           Executive Vice President-Finance,
                                           Chief Financial Officer and Secretary







































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